                                                                    Exhibit 10.1


          ==============================================================================================================
          HEADLANDS MORTGAGE                                    SERVICING CERTIFICATE
          ==============================================================================================================
          Revolving Home Equity    LIBOR:                         5.62875% Current Collection Period:           12-1-98
          Loan                                                                                            thru 12-31-98
          Asset-Backed Notes       Margin:                        0.65000% P&S Agreement Date:                  12/1/98
          Series 1998-2            Class A-1 Note Rate:           6.27875% Original Closing Date:              12/29/98
                                   Class A-2 Note Rate:           6.51000% Distribution Date:                   1/15/99
                                   Class A-3 Note Rate:           6.67000% Record Date:                         1/14/99
                                   Interest Period  12/29/98        17     Pool Factor:                     98.8395802%
                                   thru 1/14/99:
                                   Servicing Fee Rate:            0.50000% Initial Class A-1 O/C Amt:      2,041,531.37
                                   Class A-1 Premium Fee Rate     0.19000% Initial Class A-2 O/C Amt:      2,430,777.93
                                   Class A-2 Premium Fee Rate     0.22000% Initial Class A-3 O/C Amt:      3,312,404.71
                                   Class A-3 Premium Fee Rate     0.40000% Class A-1 O/C Amt as of Pmt     2,256,001.57
                                                                           Date:
                                   Trustee Fee                    0.00750% Class A-2 O/C Amt as of Pmt     2,430,127.12
                                                                           Date:
                                   Total Management Fee                    Class A-3 O/C Amt as of Pmt     3,248,825.72
                                                                  1,000.00 Date:
          ==============================================================================================================
          BALANCES

                Beginning HELOC Pool Balance                                                             103,852,168.50
                Beginning Second Lien Pool Balance                                                        59,808,237.87
                Beginning HLTV Pool Balance                                                               35,764,706.46

                Beginning Class A-1 Note Balance -- CUSIP  422093AG9                                     134,060,560.00
                Beginning Class A-2 Note Balance -- CUSIP  422093AH7                                      78,595,153.00
                Beginning Class A-3 Note Balance -- CUSIP  422093AJ3                                      44,007,663.00
                Overcollateralization Amount                                                                 296,500.15
                Overcollateralization Loan Amount                                                                  0.00

                Ending HELOC Pool Balance                                                                102,107,862.88
                Ending Second Lien Pool Balance                                                           59,223,671.80
                Ending HLTV Pool Balance                                                                  35,411,705.63

                Ending Class A-1 Note Balance -- CUSIP 422093AG9                                         132,101,747.27
                Ending Class A-2 Note Balance -- CUSIP 422093AH7                                          78,010,586.93
                Ending Class A-3 Note Balance -- CUSIP 422093AJ3                                          43,572,669.13

                Additional Balances Class A-1                                                              3,342,545.30

                Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                  0
                Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                               0.00
                Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                   0
                Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                0.00
                Number of all Subsequent HELOC Mortgage Loans (Current Date)                                        929
                Subsequent HELOC Mortgage Loan Asset Balance (Current Date)
                                                                                                          32,249,885.96
                Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                  584
                Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)
                                                                                                          21,217,042.25
                Number of all Subsequent HLTV Mortgage Loans (Current Date)                                         317
                Subsequent HLTV Mortgage Loan Asset Balance (Current Date)
                                                                                                          11,409,789.22
                Cumulative Number of ALL Subsequent Mortgage                                                          0
                Loans
                Cumulative Subsequent Mortgage Loan Asset Balance                                                  0.00

                Beginning Loan
                Count                                                                                             5,305
                Ending Loan Count                                                                                 5,263


          COLLECTION AMOUNTS Class A-1
              1 Aggregate of All Mortgage Collections (Gross)                                              5,787,033.54
              2 Total Mortgage Interest Collections (Gross)                                                  700,182.62
                Servicing Fees (current collection period)                                                    43,271.74
                Deferred Interest Transfer  (DI)                                                                   0.00
          3a         Mortgage Principal Collections                                                        5,086,814.04
          3b         Pre-Funded Balance                                                                           36.88
          3c         Net Liquidation Proceeds                                                                      0.00
              3 Total Mortgage Principal Collections                                                       5,086,850.92
                Aggregate of Transfer Deposits                                                                     0.00
                Investor Loss                                                                                      0.00
                Amount
                Aggregate Investor Loss Reduction Amount                                                           0.00


          COLLECTION AMOUNTS Class A-2
              1 Aggregate of All Mortgage Collections (Gross)                                              1,007,488.79
              2 Total Mortgage Interest Collections (Gross)                                                  422,922.72
                Servicing Fees (current collection period)                                                    24,920.10
                Deferred Interest Transfer  (DI)                                                                   0.00
          3a         Mortgage Principal Collections                                                          583,915.32
          3b         Pre-Funded Balance                                                                          650.75
          3c         Net Liquidation Proceeds                                                                      0.00
              3 Total Mortgage Principal Collections                                                         584,566.07
                Aggregate of Transfer Deposits                                                                     0.00
                Investor Loss                                                                                      0.00
                Amount
                Aggregate Investor Loss Reduction Amount                                                           0.00


          COLLECTION AMOUNTS Class A-3

              1 Aggregate of All Mortgage Collections (Gross)                                                721,673.00
              2 Total Mortgage Interest Collections (Gross)                                                  368,672.17
                Servicing Fees (current collection period)                                                    14,901.96
                Deferred Interest Transfer  (DI)                                                                   0.00
          3a         Mortgage Principal Collections                                                          207,429.20
          3b         Pre-Funded Balance                                                                      145,571.63
          3c         Net Liquidation Proceeds                                                                      0.00
              3 Total Mortgage Principal Collections                                                         353,000.83
                Aggregate of Transfer Deposits                                                                     0.00
                Investor Loss                                                                                      0.00
                Amount
                Aggregate Investor Loss Reduction Amount                                                           0.00


          TOTAL COLLECTION AMOUNT

              1 Aggregate of All Mortgage Collections (Gross)                                              7,369,936.07
              2 Total Mortgage Interest Collections (Gross)                                                1,491,777.51
                Servicing Fees (current collection period)                                                    83,093.80
                Deferred Interest Transfer  (DI)                                                                   0.00
          3a         Mortgage Principal Collections                                                        5,878,158.56
          3b         Insurance Proceeds                                                                            0.00
          3c         Net Liquidation Proceeds                                                                      0.00

              3 Total Mortgage Principal Collections                                                       5,878,158.56
                Aggregate of Transfer Deposits                                                                     0.00
                Investor Loss                                                                                      0.00
                Amount
                Aggregate Investor Loss Reduction Amount                                                           0.00

                Class A-1 Net Interest Collection                                                            656,910.88
                Class A-2 Net Interest Collection                                                            398,002.62
                Class A-3 Net Interest Collection                                                            353,770.21


          DISTRIBUTION AMOUNTS Class A-1
                Class A-1 Note    Interest 8.6(d)(iv)                                                        397,484.91
                Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                        0.00
                Class A-1 Note    Reserve Fund Amount                                                              0.00
                Investor Loss Amount                                                                               0.00
                Previous Investor Loss Amount                                                                      0.00
                Monthly Credit Enhancer Premium 8.6(d)(ii)                                                    12,028.21
                Credit Enhancer Reimbursement                                                                      0.00
                Accelerated Principal Distribution Amount                                                    214,507.11
                Spread Account Deposit                                                                             0.00
                Indenture Trustee Fee 8.6(d)(i)                                                                  837.88
                Management Fee 8.6(d)(iii)                                                                       522.32
                Payment to Servicer                                                                                0.00
                Deferred Interest                                                                                  0.00
                Remaining Amount to Transferor                                                                     0.00
                Total Certificateholders Distribution Allocable to Interest                                  625,380.43


                Maximum Principal Payment                                                                  1,744,305.62
                Scheduled Principal Collection Payment ((x) the excess of Max Prin Pymt (y) the HELOC              0.00
                Pool O/C Redctin Amt) 8.6(d)(v)
                Accelerated Principal Distribution Amount                                                    214,507.11
                HELOC Overcollateralization Deficit 8.6(d)(vi)                                                     0.00
                Total Certificateholders Distribution Allocable to Principal                               1,958,812.73



          DISTRIBUTION AMOUNTS Class A-2
                Class A-2 Note    Interest 8.6(d)(iv)                                                        426,378.71
                Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                        0.00
                Class A-2 Note    Reserve Fund Amount                                                              0.00
                Investor Loss Amount                                                                               0.00
                Previous Investor Loss Amount                                                                      0.00
                Monthly Credit Enhancer Premium 8.6(d)(ii)                                                    14,409.11
                Credit Enhancer Reimbursement                                                                      0.00
                Accelerated Principal Distribution Amount                                                          0.00
                Spread Account Deposit                                                                             0.00
                Indenture Trustee Fee 8.6(d)(i)                                                                  491.22
                Management Fee 8.6(d)(iii)                                                                       306.22
                Payment to Servicer                                                                                0.00
                Deferred Interest                                                                                  0.00
                Remaining Amount to Transferor                                                                     0.00
                Total Certificateholders Distribution Allocable to Interest                                  441,585.26


                Maximum Principal Payment                                                                    584,566.07
                Scheduled Principal Collection Payment ((x) the excess of Max Prin Pymt (y) the                    0.00
                Second Pool O/C Redctin Amt) 8.6(d)(v)
                Accelerated Principal Distribution Amount                                                          0.00
                Second Lien Overcollateralization Deficit 8.6(d)(vi)                                               0.00
                Total Certificateholders Distribution Allocable to Principal                                 584,566.07

DISTRIBUTION AMOUNTS Class A-3

       Class A-3 Note Interest 8.6(d)(iv)                                                 244,609.26
       Class A-3 Note Unpaid Interest Shortfall (current cycle) 5.01(i)                         0.00
       Class A-3 Note Reserve Fund Amount                                                       0.00
       Investor Loss Amount 5.01(iii)                                                           0.00
       Previous Investor Loss Amount 5.01(iv)                                                   0.00
       Monthly Credit Enhancer Premium 8.6(d)(ii)                                          14,669.22
       Credit Enhancer Reimbursement 5.01(vi)                                                   0.00
       Accelerated Principal Distribution Amount 5.01(vii)                                 81,993.04
       Spread Account Deposit 5.01(viii)                                                        0.00
       Indenture Trustee Fee 8.6(d)(i)                                                        275.05
       Management Fee 8.6(d)(iii)                                                             171.46
       Payment to Servicer per Section 7.03 5.01(x)                                             0.00
       Deferred Interest 5.01(xi)                                                               0.00
       Remaining Amount to Transferor 5.01(xii)                                                 0.00
       Total Certificateholders Distribution Allocable to Interest                        341,718.03

       Maximum Principal Payment                                                          353,000.83
       Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y)
       the HLTV Pool O/C Redctin Amt) 8.6(d)(v)                                                 0.00
       Accelerated Principal Distribution Amount                                           81,993.04
       HLTV Lien Overcollateralization Deficit 8.6(d)(vi)                                       0.00
       Total Certificateholders Distribution Allocable to Principal                       434,993.87

TOTAL DISTRIBUTION AMOUNT

       Class A Note Interest 8.6(d)(iv)                                                 1,068,472.87
       Class A Note Unpaid Interest Shortfall (current cycle) 5.01(i)                           0.00
       Class A Note Reserve Fund Amount                                                         0.00
       Investor Loss Amount 5.01(iii)                                                           0.00
       Previous Investor Loss Amount 5.01(iv)                                                   0.00
       Monthly Credit Enhancer Premium 8.6(d)(ii)                                          41,106.54
       Credit Enhancer Reimbursement 5.01(vi)                                                   0.00
       Accelerated Principal Distribution Amount 5.01(vii)                                296,500.15
       Spread Account Deposit 5.01(viii)                                                        0.00
       Indenture Trustee Fee 8.6(d)(i)                                                      1,604.15
       Management Fee 8.6(d)(iii)                                                           1,000.00
       Payment to Servicer per Section 7.03 5.01(x)                                             0.00
       Deferred Interest 5.01(xi)                                                               0.00
       Remaining Amount to Transferor 5.01(xii)                                                 0.00
       Total Certificateholders Distribution Allocable to Interest                      1,408,683.71

       Maximum Principal Payment                                                        2,681,872.52
       Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y)
       the Pool O/C Redctin Amt) 8.6(d)(v)                                                      0.00
       Accelerated Principal Distribution Amount                                          296,500.15
       Overcollateralization Deficit 8.6(d)(vi)                                                 0.00
       Total Certificateholders Distribution Allocable to Principal                     2,978,372.67

LOSSES/RETRANSFERS

       Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)               0.00
       Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)               0.00
       Unpaid Class A-3 Note Interest Shortfall Due (From Previous Distributions)               0.00
       Interest Earned on Shortfall @ applicable Certificate Rate                               0.00
       Investor Loss Reduction Amount (From Previous Distributions)                             0.00


           DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
           Class A-1
                  Total Class A-1 Note Distribution Amount Allocable to Interest                                         2.9649653
                  Interest Distribution Amount                                                                           2.9649653
                  Unpaid Note Interest Shortfall Included in Current Distribution                                        0.0000000
                  Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                        0.0000000

                  Total Class A-1 Note Distribution Amount Allocable to Principal                                       14.6114020
                  Maximum Principal Payment                                                                             13.0113258
                  Scheduled Principal Collections Payment                                                                0.0000000
                  Accelerated Principal Distribution Amount                                                              1.6000762

           Class A-2

                  Total Class A-2 Note Distribution Amount Allocable to Interest                                         5.4250000
                  Interest Distribution Amount                                                                           5.4250000
                  Unpaid Note Interest Shortfall Included in Current Distribution                                        0.0000000
                  Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                        0.0000000

                  Total Class A-2 Note Distribution Amount Allocable to Principal                                        7.4376860
                  Maximum Principal Payment                                                                              7.4376860
                  Scheduled Principal Collections Payment                                                                0.0000000
                  Accelerated Principal Distribution Amount                                                              0.0000000


           Class A-3
                  Total Class A-3 Note Distribution Amount Allocable to Interest                                         5.5583333
                  Interest Distribution Amount                                                                           5.5583333
                  Unpaid Note Interest Shortfall Included in Current Distribution                                        0.0000000
                  Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                        0.0000000

                  Total Class A-3 Note Distribution Amount Allocable to Principal                                        9.8845028
                  Maximum Principal Payment                                                                              8.0213491
                  Scheduled Principal Collections Payment                                                                0.0000000
                  Accelerated Principal Distribution Amount                                                              1.8631537

                  Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                            0.0000000
                  Investor Loss Reduction Amounts after Current Distribution (carryover)                                 0.0000000

                  Total Interest Amount Distributed to Class A Certificateholder                                        13.9482986
                  Total Principal Amount Distributed to Class A Certificateholder                                       31.9335908

                  Credit Enhancement Draw Amount                                                                              0.00

           DELINQUENCIES/FORECLOSURES

           Class A-1
                  Number of Mortgages 31 to 60 Days Delinquent                                                                  19
                  Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                    475,767.30

                  Number of Mortgages 61 to 90 Days Delinquent                                                                   2
                  Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                     73,979.17

                  Number of Mortgages 91 to 180 or more Days Delinquent                                                          0
                  Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                 0.00
                  Number of Mortgages 181 or more Days Delinquent                                                                0
                  Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                       0.00
                  Number of Mortgage Loans in Foreclosure                                                                        0
                  Aggregate Principal Balances of Mortgage Loans in Foreclosure                                               0.00

                  Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                   0.00
                  Aggregate Trust Balances of any Liquidated Loans in the Current Month                                       0.00

           Class A-2
                  Number of Mortgages 31 to 60 Days Delinquent                                                                  17
                  Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                    779,347.26

                  Number of Mortgages 61 to 90 Days Delinquent                                                                   1
                  Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                     14,971.37

                  Number of Mortgages 91 to 180 or more Days Delinquent                                                          0
                  Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                 0.00
                  Number of Mortgages 181 or more Days Delinquent                                                                0
                  Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                       0.00
                  Number of Mortgage Loans in Foreclosure                                                                        2
                  Aggregate Principal Balances of Mortgage Loans in Foreclosure                                          61,007.12


                  Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                   0.00
                  Aggregate Trust Balances of any Liquidated Loans in the Current Month                                       0.00

           Class A-3
                  Number of Mortgages 31 to 60 Days Delinquent                                                                  14
                  Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                    550,740.06

                  Number of Mortgages 61 to 90 Days Delinquent                                                                   1
                  Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                     27,500.00

                  Number of Mortgages 91 to 180 or more Days Delinquent                                                          2
                  Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                            24,979.57

                  Number of Mortgages 181 or more Days Delinquent                                                                0
                  Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                       0.00
                  Number of Mortgage Loans in Foreclosure                                                                        2
                  Aggregate Principal Balances of Mortgage Loans in Foreclosure                                          78,882.73


                  Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                   0.00
                  Aggregate Trust Balances of any Liquidated Loans in the Current Month                                       0.00

           TOTAL DELINQUENCIES/FORECLOSURES
                  Number of Mortgages 31 to 60 Days Delinquent                                                                  50
                  Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                  1,805,854.62

                  Number of Mortgages 61 to 90 Days Delinquent                                                                   4
                  Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                    116,450.54

                  Number of Mortgages 91 to 180 or more Days Delinquent                                                          2
                  Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                            24,979.57

                  Number of Mortgages 181 or more Days Delinquent                                                                0
                  Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                       0.00
                  Number of Mortgage Loans in Foreclosure                                                                        4
                  Aggregate Principal Balances of Mortgage Loans in Foreclosure                                         139,889.85


                  Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                   0.00
                  Aggregate Trust Balances of any Liquidated Loans in the Current Month                                       0.00
           =======================================================================================================================

           PRE-FUNDED ACCOUNT ACTIVITY
                  Beginning Balance Pre-Funded Account                                                            65,022,976.69
                  Remaining Amount for Distribution to Classes                                                     (146,259.26)
                  Withdrawal for Subsequent Loan Purchase:                                                      (64,876,717.43)
                  Ending Balance Pre-Funded Account                                                                        0.00
                  Pre-Funding Period:  From Closing Date thru the 2/15/99


           RESERVE FUND ACTIVITY

                  Class A-1 Reserve Fund  Beginning Balance                                                                0.00
                  Class A-1 Reserve Fund  Deposit/Withdrawal                                                               0.00
                  Class A-1 Reserve Fund  Ending Balance                                                                   0.00

                  Class A-2 Reserve Fund  Beginning Balance                                                                0.00
                  Class A-2 Reserve Fund  Deposit/Withdrawal                                                               0.00
                  Class A-2 Reserve Fund  Ending Balance                                                                   0.00

                  Class A-3 Reserve Fund  Beginning Balance                                                                0.00
                  Class A-3 Reserve Fund  Deposit/Withdrawal                                                               0.00
                  Class A-3 Reserve Fund  Ending Balance                                                                   0.00

                  OFFICER'S CERTIFICATE
                  All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.
                  The Attached Servicing Certificate is true and correct in all material respects.

                  ---------------------------------------------------------
                  A Servicing Officer    Debora M. Toso

----------------------------------------------------------------------------------------------------------------------------------
HEADLANDS MORTGAGE                                       STATEMENT TO NOTEHOLDERS
==================================================================================================================================
Revolving Home Equity Loan    LIBOR:                                5.62875% Current Collection Period:     12-1-98 thru 12-31-98
Asset-Backed Notes            Margin:                               0.65000% P&S Agreement Date:                         12/01/98
Series 1998-2                 Class A-1  Note Rate:                 6.27875% Original Closing Date:                      12/29/98
                              Class A-2  Note Rate:                 6.51000% Distribution Date:                          01/15/99
                              Class A-3  Note Rate:                 6.67000% Record Date:                                01/14/99
                              Interest Period  12/29/98 thru         17      Pool Factor:                             98.8395802%
                              1/14/99:

==================================================================================================================================
BALANCES
       Beginning HELOC Pool Balance                                                                                103,852,168.50
       Beginning Second Lien Pool Balance                                                                           59,808,237.87
       Beginning HLTV Pool Balance                                                                                  35,764,706.46

       Beginning Class A-1 Note Balance -- CUSIP  422093AG9                                                        134,060,560.00
       Beginning Class A-2 Note Balance -- CUSIP  422093AH7                                                         78,595,153.00
       Beginning Class A-3 Note Balance -- CUSIP  422093AJ3                                                         44,007,663.00

       Ending HELOC Pool Balance                                                                                   102,107,862.88
       Ending Second Lien Pool Balance                                                                              59,223,671.80
       Ending HLTV Pool Balance                                                                                     35,411,705.63

       Ending Class A-1 Note Balance -- CUSIP  422093AG9                                                           132,101,747.27
       Ending Class A-2 Note Balance -- CUSIP  422093AH7                                                            78,010,586.93
       Ending Class A-3 Note Balance -- CUSIP  422093AJ3                                                            43,572,669.13

       Additional Balances  Class A-1                                                                                3,342,545.30

       Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                     0
       Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                  0.00
       Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                      0
       Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                   0.00
       Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                           929
       Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                  32,249,885.96

       Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                     584
       Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                            21,217,042.25

       Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                            317
       Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                   11,409,789.22

       Cumulative Number of ALL Subsequent Mortgage Loans                                                                    0.00
       Cumulative Subsequent Mortgage Loan Asset Balance                                                                     0.00

       Beginning Loan Count                                                                                                 5,305
       Ending Loan Count                                                                                                    5,263


COLLECTION AMOUNTS Class A-1
       Aggregate of All Mortgage Collections                                                                         5,743,761.80
       Total Mortgage Interest Collections                                                                             700,182.62
       Servicing Fees (current collection period)                                                                     (43,271.74)
            Mortgage Principal Collections                                                                           5,086,814.04
            Pre-Funded Balance                                                                                              36.88
                                                                                                                             0.00
       Total Mortgage Principal Collections                                                                          5,086,850.92

COLLECTION AMOUNTS Class A-2
       Aggregate of All Mortgage Collections                                                                           982,568.69
       Total Mortgage Interest Collections                                                                             422,922.72
       Servicing Fees (current collection period)                                                                     (24,920.10)
            Mortgage Principal Collections                                                                             583,915.32
            Pre-Funded Balance                                                                                             650.75
                                                                                                                             0.00
       Total Mortgage Principal Collections                                                                            584,566.07

COLLECTION AMOUNTS Class A-3
       Aggregate of All Mortgage Collections                                                                           706,771.04
       Total Mortgage Interest Collections                                                                             368,672.17
       Servicing Fees (current collection period)                                                                     (14,901.96)
            Mortgage Principal Collections                                                                             207,429.20
            Pre-Funded Balance                                                                                         145,571.63
                                                                                                                             0.00
       Total Mortgage Principal Collections                                                                            353,000.83

TOTAL COLLECTION AMOUNT
       Aggregate of All Mortgage Collections                                                                         7,516,195.33
       Total Mortgage Interest Collections                                                                           1,491,777.51
            Mortgage Principal Collections                                                                           5,878,158.56
            Pre-Funded Balance                                                                                         146,259.26

       Total Mortgage Principal Collections                                                                          6,024,417.82



DISTRIBUTION AMOUNTS Class A-1
       Class A-1 Note    Interest                                                                                      397,484.91
       Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                           0.00
       Class A-1 Note    Reserve Fund Amount                                                                                 0.00

       Maximum Principal Payment                                                                                     1,744,305.62


       Scheduled Principal Collection                                                                                        0.00
       Accelerated Principal Distribution Amount                                                                       214,507.11
       HELOC Overcollateralization Deficit                                                                                   0.00
       Total Certificateholders Distribution Allocable to Principal                                                  1,958,812.73

DISTRIBUTION AMOUNTS Class A-2
       Class A-2 Note    Interest                                                                                      426,378.71
       Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                                           0.00
       Class A-2 Note    Reserve Fund Amount                                                                                 0.00

       Maximum Principal Payment                                                                                       584,566.07
       Scheduled Principal Collection                                                                                        0.00
       Accelerated Principal Distribution Amount                                                                             0.00
       HELOC Overcollateralization Deficit                                                                                   0.00
       Total Certificateholders Distribution Allocable to Principal                                                    584,566.07

DISTRIBUTION AMOUNTS Class A-3
       Class A-3 Note    Interest                                                                                      244,609.26
       Class A-3 Note    Unpaid Interest Shortfall (current cycle)                                                           0.00
       Class A-3 Note    Reserve Fund Amount                                                                                 0.00

       Maximum Principal Payment                                                                                       353,000.83
       Scheduled Principal Collection Payment                                                                                0.00
       Accelerated Principal Distribution Amount                                                                        81,993.04
       HLTV Lien Overcollateralization Deficit                                                                               0.00
       Total Certificateholders Distribution Allocable to Principal                                                    434,993.87

TOTAL DISTRIBUTION AMOUNT
       Class A Note Interest                                                                                         1,068,472.87
       Class A Note Unpaid Interest Shortfall (current cycle)                                                                0.00
       Class A Note Reserve Fund Amount                                                                                      0.00

       Maximum Principal Payment                                                                                     2,681,872.52
       Scheduled Principal Collection Payment                                                                                0.00
       Accelerated Principal Distribution Amount                                                                       296,500.15
       Overcollateralization Deficit                                                                                         0.00
       Total Certificateholders Distribution Allocable to Principal                                                  2,978,372.67



LOSSES/RETRANSFERS

       Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                                         0.00
       Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                                         0.00
       Unpaid Class A-3 Note    Interest Shortfall Due (From Previous Distributions)                                         0.00
       Interest Earned on Shortfall @ applicable Certificate Rate                                                            0.00
       Investor Loss Reduction Amount (From Previous Distributions)                                                          0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)


Class A-1
       Total Class A-1 Note Distribution Amount Allocable to Interest                                                   2.9649653
       Interest Distribution Amount                                                                                     2.9649653
       Unpaid Note Interest Shortfall Included in Current Distribution                                                  0.0000000
       Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                  0.0000000

       Total Class A-1 Note Distribution Amount Allocable to Principal                                                 14.6114020
       Maximum Principal Payment                                                                                       13.0113258
       Scheduled Principal Collections Payment                                                                          0.0000000
       Accelerated Principal Distribution Amount                                                                        1.6000762

Class A-2
       Total Class A-2 Note Distribution Amount Allocable to Interest                                                   5.4250000
       Interest Distribution Amount                                                                                     5.4250000
       Unpaid Note Interest Shortfall Included in Current Distribution                                                  0.0000000
       Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                  0.0000000

       Total Class A-2 Note Distribution Amount Allocable to Principal                                                  7.4376860
       Maximum Principal Payment                                                                                        7.4376860
       Scheduled Principal Collections Payment                                                                          0.0000000
       Accelerated Principal Distribution Amount                                                                        0.0000000



Class A-3
       Total Class A-3 Note Distribution Amount Allocable to Interest                                                   5.5583333
       Interest Distribution Amount                                                                                     5.5583333
       Unpaid Note Interest Shortfall Included in Current Distribution                                                  0.0000000
       Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                  0.0000000

       Total Class A-3 Note Distribution Amount Allocable to Principal                                                  9.8845028
       Maximum Principal Payment                                                                                        8.0213491
       Scheduled Principal Collections Payment                                                                          0.0000000
       Accelerated Principal Distribution Amount                                                                        1.8631537


       Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                                      0.0000000
       Investor Loss Reduction Amounts after Current Distribution (carryover)                                           0.0000000

       Total Interest Amount Distributed to Class A Certificateholder                                                  13.9482986
       Total Principal Amount Distributed to Class A Certificateholder                                                 31.9335908

       Credit Enhancement Draw Amount                                                                                           0

DELINQUENCIES/FORECLOSURES
Class A-1
       Number of Mortgages 31 to 60 Days Delinquent                                                     19
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                       475,767.30
       Number of Mortgages 61 to 90 Days Delinquent                                                      2
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                        73,979.17
       Number of Mortgages 91 to 180 or more Days Delinquent                                             0
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                    0.00
       Number of Mortgages 181 or more Days Delinquent                                                   0
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                          0.00
       Number of Mortgage Loans in Foreclosure                                                           0
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                                  0.00

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                      0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                          0.00

Class A-2
       Number of Mortgages 31 to 60 Days Delinquent                                                     17
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                       779,347.26
       Number of Mortgages 61 to 90 Days Delinquent                                                      1
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                        14,971.37
       Number of Mortgages 91 to 180 or more Days Delinquent                                             0
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                    0.00
       Number of Mortgages 181 or more Days Delinquent                                                   0
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                          0.00
       Number of Mortgage Loans in Foreclosure                                                           2
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                             61,007.12

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                      0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                          0.00

Class A-3
       Number of Mortgages 31 to 60 Days Delinquent                                                     14
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                       550,740.06
       Number of Mortgages 61 to 90 Days Delinquent                                                      1
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                        27,500.00
       Number of Mortgages 91 to 180 or more Days Delinquent                                             2
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent               24,979.57
       Number of Mortgages 181 or more Days Delinquent                                                   0
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                          0.00
       Number of Mortgage Loans in Foreclosure                                                           2
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                             78,882.73


       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                             0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                 0.00

TOTAL DELINQUENCIES/FORECLOSURES
       Number of Mortgages 31 to 60 Days Delinquent                                                                            50
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                            1,805,854.62

       Number of Mortgages 61 to 90 Days Delinquent                                                                             4
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                              116,450.54

       Number of Mortgages 91 to 180 or more Days Delinquent                                                                    2
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                      24,979.57

       Number of Mortgages 181 or more Days Delinquent                                                                          0
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                                 0.00
       Number of Mortgage Loans in Foreclosure                                                                                  4
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                   139,889.85


       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                             0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                 0.00

==================================================================================================================================

       Class A-1 Note Rate For Next Distribution                LIBOR                               5.00000%             5.65000%

PRE-FUNDED ACCOUNT ACTIVITY
       Beginning Balance Pre Funding Account                                                                        65,022,976.69
       Remaining Amount for Distribution to Classes                                                                  (146,259.26)
       Withdrawal for Subsequent Loan Purchase:                                                                   (64,876,717.43)
       Ending Balance Pre Funding Account                                                                                    0.00
       Pre-Funding Period:  From Closing Date thru the 2/15/99

RESERVE FUND
ACTIVITY

       Class A-1 Reserve Fund Beginning Balance                                                                              0.00
       Class A-1 Reserve Fund Deposit/Withdrawal                                                                             0.00
       Class A-1 Reserve Fund Ending Balance                                                                                 0.00

       Class A-2 Reserve Fund Beginning Balance                                                                              0.00
       Class A-2 Reserve Fund Deposit/Withdrawal                                                                             0.00
       Class A-2 Reserve Fund Ending Balance                                                                                 0.00

       Class A-3 Reserve Fund Beginning Balance                                                                              0.00
       Class A-3 Reserve Fund Deposit/Withdrawal                                                                             0.00
       Class A-3 Reserve Fund Ending Balance                                                                                 0.00